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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and Subsidiaries (the "Company") for the year ended December 31, 1996 into the Company's Registration Statement on Form S-3, to which this consent is an exhibit.

         We hereby consent to the references to our firm under the heading "Experts" in the prospectus included in the Registration Statement.





                                    /s/  RYDER SCOTT COMPANY
                                         PETROLEUM ENGINEERS

                                         RYDER SCOTT COMPANY
                                         PETROLEUM ENGINEERS



Houston, Texas
August 29, 1997